Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Elmer's Restaurants, Inc. (the "Company") on Form 10- K for the year ended March 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce
N. Davis, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Elmer's Restaurants, Inc. and will be retained by Elmer's Restaurants, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Bruce N. Davis
-------------------------------------
Bruce N. Davis
Chief Executive Officer and President
June 23, 2004



























                                       25